Exhibit 99.1

IN V E S TOR P R E S E N TAT ION DE CE M BE R 2 0 2 2

Forward Looking Statements This presentation contains “forward - looking statements” for purposes of the safe harbor provisions under the U.S. Private securities litigation reform act of 1995, as amended. These forward - looking statements are generally identified by words such as “anticipate,” “believe,” continue,” “could,” “estimate,” “expect,” “intend,” “may,” “might,” “seem,” “seek,” “future,” “outlook,” “model,” “target,” “goal,” “plan,” “possible,” “potential,” “predict,” “project,” “should,” “strive,” “would,” “will” or words of similar meaning that predict or indicate future events or trends or that are not statements of historical facts. These forward - looking statements may include, among other things, statements about future financial condition and results of operations, plans, objectives, strategies, beliefs, expectations and intentions with respect to, among other things, future opportunities for reservoir’s business, growth initiatives and market opportunities, competitive landscape, prospective performance, revenues, products, pricing, operating expenses, market trends, liquidity, cash flows and uses of cash and capital expenditures. Such forward - looking statements are based upon the current beliefs and expectations of reservoir’s management and are inherently subject to significant business, economic and competitive risks, uncertainties and contingencies. Actual results, performance or achievements may differ materially, and potentially adversely, from any forward - looking statements and the assumptions on which these forward - looking statements are based. There can be no assurance that the information contained in this presentation is reflective of future results, performance and/or achievements to any degree. These forward - looking statements are provided for illustrative purposes only, and you are cautioned not to place undue reliance on these forward - looking statements as a guarantee, assurance or prediction of future results, performance and/or achievements as these forward - looking statements are based on estimates and assumptions, whether or not identified in this presentation, that are inherently subject to various significant risks, uncertainties, contingencies and other factors, many of which are difficult to predict and generally beyond the control of Reservoir. There may be additional risks and other factors that reservoir does not currently know or that Reservoir currently believes are immaterial that could also cause actual results, performance or achievements of Reservoir to differ from those contained in these forward - looking statements. Consequently, there can be no assurance that the actual results, performance and achievements anticipated in this presentation will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on, reservoir. Additional information concerning these and other factors that may impact the business, prospects, financial condition and/or results of operations discussed in this presentation can be found in Reservoir’s periodic reports or other filings with the SEC, which are available publicly on the sec’s website at www.sec.gov. All information set forth in this presentation speaks only as of the date hereof or the date of such information, as applicable, and reservoir expressly disclaims any intention or obligation to update any forward - looking statements as a result of developments occurring after the date of this presentation. These forward - looking statements should not be relied upon as representing Reservoir’s assessments as of any date subsequent to the date of this presentation and, accordingly, undue reliance should not be placed upon these forward - looking statements. Financial Information; Non - GAAP Financial Measures This presentation contains unaudited financial information of reservoir. The unaudited financial information has been prepared on the same basis as Reservoir’s audited financial statements and, in the opinion of reservoir’s management, reflects all adjustments necessary for the fair presentation of the unaudited financial information. However, the unaudited financial information contained in this presentation is preliminary and may be subject to change. Accordingly, such financial information may be adjusted or may be presented differently in periodic reports or other filings filed by Reservoir with the SEC, and such differences may be material. In addition, past performance is not a guarantee or indication of future financial condition and/or results of operations and should not be relied upon for such reason. This presentation also includes certain financial information, such as EBITDA or Adjusted EBITDA, that has not been prepared in accordance with united states generally accepted accounting principles (“GAAP”). Reservoir’s management uses these non - GAAP financial measures to evaluate Reservoir’s operations, measure its performance and make strategic decisions. Reservoir believes that the use of these non - GAAP financial measures provides useful information to investors and others in understanding Reservoir’s results of operations and trends in the same manner as reservoir’s management and in evaluating Reservoir’s financial measures as compared to the financial measures of other similar companies, many of which present similar non - GAAP financial measures. However, these non - GAAP financial measures are subject to inherent limitations as they reflect the exercise of judgments by reservoir’s management about which items are excluded or included in determining these non - GAAP financial measures and, therefore, should not be considered as a substitute for net income, operating income or any other operating performance measures calculated in accordance with GAAP. Using such non - GAAP financial measures in isolation to analyze Reservoir’s business would have material limitations because the calculations are based on the subjective determination of reservoir’s management regarding the nature and classification of events and circumstances that you may find significant. In addition, although other companies in Reservoir’s industry may report measures titled EBITDA or Adjusted EBITDA or similar measures, such non - GAAP financial measures may be calculated differently from how reservoir calculates such non - GAAP financial measures, which reduces their overall usefulness as comparative measures. Because of these limitations, you should consider such non - GAAP financial measures alongside other financial performance measures and other financial results presented in accordance with GAAP. You should review Reservoir’s audited and unaudited consolidated financial statements contained in its periodic reports or other filings with the SEC. Disclaimer 2

Disclaimer 3 Industry and Market Data The information in this presentation also includes information provided by third parties. None of Reservoir, its affiliates or any third parties that provide information to Reservoir or its affiliates, such as market research firms, guarantee the accuracy, completeness, timeliness or availability of any information or are responsible for any errors or omissions (negligent or otherwise), regardless of the cause, or the results obtained from the use of such information. While such information is believed to be reliable for the purposes of this Presentation, neither Reservoir nor any of its subsidiaries, stockholders, partners, members, affiliates, directors, officers, employees, advisers, representatives or agents makes any representation or warranty with respect to the accuracy of such information. No Offer or Solicitation This presentation is for informational purposes only and is neither an offer to sell or purchase, nor a solicitation of an offer to sell, purchase or subscribe for, nor a recommendation or advice regarding, any securities in any jurisdiction. This Presentation has not been approved or recommended by the U.S. Securities and Exchange Commission (the “SEC”) or any other federal or state securities commission or securities regulatory authority or other regulatory body or authority, nor has any of these bodies or authorities passed upon the merits of, or the accuracy and adequacy of, any of the information contained in this presentation. Any representation to the contrary is a criminal offense. Trademarks, Service Marks and Trade Names Reservoir and its affiliates own or have rights to various trademarks, service marks and trade names that they use in connection with the operation of its business. This presentation also contains trademarks, service marks and trade names of third parties, which are the property of their respective owners. The use or display of third parties’ trademarks, service marks, trade names or products in this Presentation is not intended to imply a relationship with Reservoir or any of its affiliates, or an endorsement or sponsorship by or of Reservoir or any of its affiliates. Solely for convenience, the trademarks, service marks and trade names referred to in this presentation may appear without the ®, TM or SM symbols, but such references are not intended to indicate, in any way, that Reservoir, its affiliates or any third parties whose trademarks, service marks or trade names, as the case may be, are referenced herein will not assert, to the fullest extent under applicable law, their rights or the right of the applicable licensor in these trademarks, service marks and trade names. Additional information with respect to Reservoir may be found in its filings with the SEC available at the SEC’s website at www.sec.gov and on Reservoir’s website at www.reservoir - media.com.

First U.S. - Based Publicly Traded Independent Music Company Music P ub li s h i ng 1 71% Recorded Music & Other 1 29% KEY FACTS • NASDAQ: RSVR • Market Cap: ~$500M • Fiscal Year End: Mar 31 st • Shares Outstanding: 64M • 140K+ Copyrights • 36K+ master recordings • Offices in NYC (HQ), LA, Nashville, London, Toronto, & Abu Dhabi 4 Leading, diversified music publishing and recorded music business • Vast collection of iconic hits across genre, geography, and time period • Focused on acquiring catalogs with hit songs and building portfolio diversification • Investing in frontline songwriters and artists with potential for success • Network of joint venture, administration and distribution partners worldwide Highly accomplished, respected and award - winning platform • Music Week Awards’ Independent Publisher of the Year 2020 & 2022 • Music Business Worldwide’s The A&R Awards’ Publisher of the Year 2019 & 2017 • 18 Songwriter Hall of Fame inductions First female founded and led publicly traded music company in the U.S., led by Golnar Khosrowshahi • Billboard’s Women In Music Executive of the Year 2022 • Billboard’s Most Powerful Women in Music 2017, 2018, 2019, & 2020 • Billboard’s Power List 2020 & 2022 • Supported by a highly experienced team of music professionals with decades of experience at major music companies such as Universal, Warner, and Sony REVENUE 1 Trailing twelve month revenue ended 09 - 30 - 22

1 As of 09 - 30 - 22 2 Wall Street Research 3 Based on 80% of LTM as of 06 - 30 - 22 Net Publisher Share (NPS) and Net Label Share (NLS); Compelling Investment Highlights Leading Independent Music Company With Proven Platform • $650m+ of invested capital since inception 1 • $140m+ of that in futures spend with enhanced risk/return profile vs. traditional recorded music Evergreen Catalog & Contemporary Hits • 140K+ copyrights and 36K+ masters • 130+ active songwriters and frontline artists • 89% of publishing & 100% of recording gross profit is Life of Copyright 3 Proven M&A Platform • Strong track record, trusted partner to artist community and caretaker of legacy assets • Deal pipeline includes 220+ potential targets worth over $2.1B as of 9 - 30 - 22 Strong Growth & Operating Leverage Model • Expected to outgrow music industry fundamentals, with projected FY2022 - 2025 CAGR of 12% on revenue • Significant operating leverage opportunity as scale Growing Industry, Supported By Powerful Secular Tailwinds • Supported by rise of digital, streaming, emerging markets, and expansion of emerging music monetization platforms • Music industry projected to grow over 7% per year through 2030 2 Competitive Advantages & Value Enhancement Capabilities • Value enhancement efforts lead to industry outgrowth • Experienced creative team with stellar reputation among artists and key players in the music industry 5

Music 101 MUSIC PUBLISHING ARTISTS SONGWRITERS RECORD LABELS PERFORMING RIGHTS DIGITAL SERVICES THIRD PARTIES FOREIGN SUB - PUBLISHERS ORGANIZATIONS PUBLISHER • CATALOG • FUTURES RECORDED MUSIC CONSUMERS PLATFORMS RECORD LABEL ARTISTS 6

History of Growth I V) I 2010 I I 2014 I I 2016 2015 2017 2018 2019 2020 ' , 2021 ' ' 2022 l'. ) z z l'.) vi Q w :'. f l/ ) 0 Q:'. 2 CHAINZ V ) z 0 i 111 u MUSIC < ( PIJBUSHlNG l'. ) 9 3 V) l'. ) z w z a. 0 w u u::: Ll. 0 TVT JAMIE HARTMAN reverbmus1c REVERB MUSIC & P&PSONGS PHILLY GROOVE RECORDS JOEYBADA$$ HANS ZIMMER ALITAMPOSI COMMODORES _ * , BIG LIFE BIG LIFE MANAGEMENT J.I.D A BOOGIE WIT DA HOODIE ISLEY BROTHERS CHRYSALIS RECORDS BEN HARPER JONI MITCHELL NASHVILLE ::a m < m z HENR Y JACKMAN C: m ()op4flbic, ABU DHABI 7

Digital 49% Performance 20% Synch 18% Other 10% M echanical 4% Legacy: Active Songwriters: • Joni Mitchell • Offset (Migos) • The Isley Brothers • Ben Harper • John Denver • 2 Chainz • Billy Strayhorn • Ali Tamposi • Commodores • Jamie Hartman CATALOG EXAMPLES Music Publishing represented Reservoir’s primary focus from its 2007 inception until its large - scale step towards building its Recorded Music business in 2019 with the acquisition of Chrysalis Records. No Musical Composition Accounts for > 2% OF REVENUE 97% of Catalog has a Retention Date of > 10 YEARS with 89% for Life of Copyright 1 USA 54% Ex - USA 46% DIVERSIFIED BY…. 2010s - Tod ay 28% 2000s 28% 1990s 13% 1980s 6% 1970s 11% 1960s 9% Pre - 60s 6% Pop 20% Fil m /TV 18% R&B 17% Country 16% Hip Hop 9% Electronic 4% Rock 9% Other 7% 1 Based on 80% of LTM Net Publisher Share (NPS) as of 06 - 30 - 22 2 Trailing twelve month revenue ended 09 - 30 - 22 GEOGRAPHY 2 MIX 2 GENRE 1 RELEASE DATE 1 140K+ COPYRIGHTS (I.E. Ownership Of Musical Composition) Music Publishing Segment Overview 8

1 LTM Net Publisher Share (NPS) as of 06 - 30 - 22 1,012 Songs Account For 80 % o f L T M NPS with No Song Accounting For More Than 3% of LTM NPS 1 2 5 6 9 10 3 7 4 8 “It’s Your Thing” The Isley Brothers 2.0%, (1969) “Bring Me To Life” Evanescence 1.0%, (2003) “For the Love of You” The Isley Brothers 0.6%, (1975) “Georgia On My Mind” Ray Charles 0.6%, (1930) “ S o m e body to Love” Jefferson Airplane 0.6%, (1967) “Papa Don’t Preach” Madonna 0.6%, (1986) “Higher & Higher” Jackie Wilson 1.2%, (1967) “Take Me Home, Country Roads” John Denver 1.1%, (1971) “Ring of Fire” Johnny Cash 0.9%, (1963) “Yeah!” Usher 0.7%, (2004) Music Publishing Top 10 Songs by NPS 1 9

Legacy: Active Recording Artists: • De La Soul • Sinéad O’Connor • Naughty by Nature • Generation X (Billy Idol) • • The Delfonics • Laura Marling • Liz Phair Emeli Sandé • William The Conqueror • Lump Reservoir’s first foray into the recorded music business initially was in 2012 with the acquisition of Philly Groove. Reservoir expanded its recorded music segment through the acquisition of Blue Raincoat (incl. Chrysalis Records) in 2019 and Tommy Boy Records in 2021. REVENUE MIX 2 Digital 65% Physical 15% Neighboring Rights 8% Synch 12% 1 Based on 80% of LTM Net Label Share (NLS) as of 06 - 30 - 22 2 Trailing twelve month revenue ended 09 - 30 - 22 100% OWNERSHIP of Each Master Recording Typically No Master Recording Accounts for > 9% OF NET LABEL SHARE 1 36K+ SOUND RECORDING COPYRIGHTS (I.E. “Master” Recordings) Recorded Music Segment Overview CATALOG EXAMPLES 10 GEOGRAPHY 2 EX - USA 53% USA 47%

204 Recordings Account For 80 % o f L T M N LS and 100% are Owned for the Life of the Copyright Recorded Music Top 10 Songs by NLS 1 1 LTM Net Label Share (NLS) as of 06 - 30 - 22 5 6 9 10 1 2 3 7 4 8 “G a ng s t a ’ s Paradise” Coolio 9.0%, (1995) “Vienna” Ultravox 1.6%, (1980) “Between the Sheets” The Isley Brothers 1.5%, (1983) “Gho s t Town” The Specials 1.7%, (1981) “Nothing Compares 2 U” Sinéad O’connor 3.8%, (1990) “Jump Around” House of Pain 2.8%, (1992) “Dancing with Myself” Generation X 1.6%, (1981) 11 “What It’s Like” Everlast 1.8%, (1998) “For the Love of You” The Isley Brothers 1.8%, (1985) “Middle Child” J. Cole 1.4%, (2019)

Growth Drivers 4 12 STRONG SECULAR TAILWINDS VALUE ENHANCEMENT INITIATIVES PROVEN M&A PLATFORM & NEW SIGNINGS OPERATING LEVERAGE & CASH FLOW GENERATION

Rise of Digital & Availability of Streaming Digital Revenue CAGR: 13% (2010 - 20) 12% (2020 - 30) Growth Of Paid Streaming Subscribers Paid Subs CAGR: 49% (2010 - 20) 11% (2020 - 30) Growth Of Streaming In Emerging Markets EM to contribute 43% of streaming revenue by 2030 vs. 13% today Increased Government Intervention To curb piracy and improve monetization rates for content owners Recovery In Process Across Impacted Royalty Streams (Gym/Bars/Restaurants, Synch, Music Releases, Live Music) Source: Wall Street Research Expansion Of Emerging Music Monetization Platforms Music Industry: Strong Secular Tailwinds 13

1 Wall Street Research Music Industry: Strong Growth Forecasted DIGITAL PERFORMANCE SY NCH PHYSICAL & OTHER 14 INDUSTRY Publishing Recorded Music Paid Streaming Subs $32B $8B $24B 8M 2010 25% 15% 5% 55% $48B $13B $35B 434 M CA G R 4% 5% 4% 49% 2020 59% 17% 5% 19% $ 1 15B $23B $92 B 1.3B CA G R 9% 6% 10% 11% 2030 79% 4% 6% 12%

VALUE ENHANCEMENT SYNCHRONIZATION Placement of musical compositions into television, film, advertisements, gaming platforms, and toys DIGITAL LICENSING Digital licensing partnerships with emerging music platforms and in - home fitness brands SETTLEMENTS Representation on industry boards advocating for creators generates settlements from past infringement and enables collaboration on mechanisms for future licensing SAMPLING, COVERS, INTERPOLATIONS, REMIXES Extract additional value from high - quality catalogs with proactive pitching EDUCATIONAL INITIATIVES Development of interactive university courses to enhance brand exposure 1 Organic Revenue over Fiscal 2018 - 2022 2 Wall Street Research Organic growth outpaces industry growth RSVR 4 - Year Revenue CAGR 1 15% Industry 2 7% Value Enhancement Initiatives 15

Top Synch Highlights “Jump Around” “Non, Je Ne Regrette Rien” “ Da y - O” “Lean On” “Take Me Home, Country Roads” Industry Advocate & Leader $15M GENERATED IN SETTLEMENT PAYMENTS Over the Past Five Years (FY18 - FY22) Value Enhancement Examples & Industry Advocacy T ota li n g IN LICENSING $3M 16 ELECTED BOARD SEATS

$650M+ CAPITAL DEP L O YED since inception 2 88% of GROSS PROFIT & COST SYNERGIES FLOW to EBITDA 3 12% UNLEVERED IRR since 2007 4 1 Based on total offers made, deals into exclusivity, and deals closed as a percentage of new deals considered in FY2021, respectively 2 As of 09 - 30 - 22 3 For the period FY18 - FY22 4 IRR represents a net return on invested capital since inception (2007) by the majority shareholder marking the investment to market upon close of SPAC merger 220+ M&A TARGETS IN CURRENT PIPELINE AS OF 09 - 30 - 22 Totaling $2.1B Proven M&A Platform 281 New Deals Considered In FY2021 17 102 OFFERS MADE 36% 1 71 DEALS INTO EXCLUSIVITY 25% 1 66 DEALS CLOSED 23% 1

Note: Reflects transactions of +$5M in value that are at least 12 months old as of 03 - 31 - 21 (two 2021 transactions included that have 12 months of earnings or pro - forma earnings) Proven M&A Platform 14.7x WEIGHTED AVERAGE ENTRY MULTIPLE 2.3x WEIGHTED AVERAGE REDUCTION IN MULTIPLE VALUE ENHANCEMENT LEADS TO BOUGHT - DOWN MULTIPLES D a te Purchase Price NPS/NLS (At Close) Multiple (At Close) NPS / N LS (FY2022) Multiple (F Y2022 ) 2021 $ 101.3 $ 5.5 18.3 x $ 8.7 11.7 x 2020 $ 61.4 $ 3.6 17.0 x $ 3.9 15.8 x 2020 $ 60.2 $ 3.2 19.0 x $ 3.0 20.0 x 2019 $ 50.1 $ 3.5 14.5 x $ 6.9 7.2 x 2014 $ 44.0 $ 4.3 10.3 x $ 4.7 9.4 x 2015 $ 43.3 $ 5.7 7.6 x $ 4.8 9.0 x 2018 $ 30.7 $ 2.5 12.4 x $ 3.3 9.4 x 2020 $ 16.4 $ 1.3 13.0 x $ 0.8 19.5 x 2012 $ 11.0 $ 0.9 12.0 x $ 1.2 9.5 x 2010 $ 8.4 $ 1.5 5.4 x $ 2.2 3.9 x 2017 $ 7.8 $ 0.6 13.3 x $ 0.6 14.1 x 2021 $ 7.6 $ 0.7 11.0 x $ 0.6 12.0 x 2021 $ 6.7 $ 0.4 15.9 x $ 0.7 9.0 x 2020 $ 6.0 $ 0.4 16.0 x $ 0.5 12.3 x 2018 $ 5.9 $ 0.4 15.0 x $ 0.3 20.3 x 2020 $ 5.7 $ 0.6 9.1 x $ 0.7 7.7 x 18

Advance funds to established songwriters who are then under exclusive contract to create music with the benefit of long - term ownership. NOTABLE SIGNINGS • Ali Tamposi • Migos • 2 Chainz • Danja • James Fauntleroy • Jamie Hartman • A Boogie Wit Da Hoodie • Joyner Lucas PARTNERED WITH SONGWRITERS BEHIND HITS BY TODAY’S BIGGEST ARTISTS INCLUDING • Justin Bieber • Ed Sheeran • Ariana Grande • Bruno Mars $140M+ CAPITAL DEPLOYED 1 3 YEAR TYPICAL TERM CONTRACT ALL SIGNIFICANT WRITER SIGNINGS HAVE POSITIVE IRR 2 23.3% WEIGHTED AVERAGE IRR 2 1 As of 09 - 30 - 22 2 Based on significant writer signings, which include investments of greater than $2M and are at least two years old as of 03 - 31 - 22 New Roster Signings 19

1 FY2021 figures as of 03 - 31 - 22, writer signings greater than two years old, and greater than $2M invested 2 IRRs based on actual performance to date and projected performance through New Roster Signings 140 M + TOTAL FUTURES SPEND TO DATE 23 . 3% IRR ON SIGNIFICANT WRITER SIGNINGS 20 American 2x Grammy Award - winning producer and songwriter American rapper with one #1 Billboard album American hip hop trio with two #1 Billboard albums American 4x Grammy Award - winning songwriter and producer American rapper with one #1 Billboard album American rapper with two #1 Billboard albums American female hit pop songwriter British 4x BMI & 2x Ivor Novello - winning songwriter EXPE CT ED IRR TOTAL I N VES T M E NT 2014 20 1 1 2012 2017 2018 2019 2018 2016 American rapper, singer, and actor American 2x Grammy Award - nominated rapper American 2x Grammy Award - winning songwriter and producer 2015 2019 2017 20.5% 33.6% 3.5% 25.7% 52.8% 9.4% 27.5% 27.4% 27.3% 13.6% 5.7% $14.2M $9.9M $8.9M $7 . 3M $6 . 6M $6 . 5M $5 . 4M $3 . 3M $2 . 8M $2 . 3M $2 . 0M

• Asset light model • Limited incremental expenses needed as new catalogs are added • Tommy Boy acquisition expanded platform in U.S. for Recorded Music > 88 % of Acquired Gross Profit Should Fall to Adj . EBITDA 1 Core Infrastructure Provides Substantial Operating Leverage as the Business Grows OPERATING LEVERAGE REVENUE EXPENSES Today Future THREE CORE OPERATING EXPENSES GROW FAR LESS THAN NEW REVENUE CORPORATE Leadership, Finance, and M&A ADMINISTRATION Royalty Admin, Copyright, etc. VALUE ENHANCEMENT Synch, Marketing, A&R (relationship) Operating Leverage & Cash Flow Generation 21 1 For the period FY18 - FY22

Financials 22

Q2 Fiscal Year 2023 Results 10% total revenue growth year - over - year • Music Publishing revenue rose 9% year - over - year • Recorded Music revenue increased 11% year - over - year $8 $22 $9 $24 Q 2 ' F Y 2 2 Q 2 ' F Y 2 3 Publishing Recorded Music & Other REVENUE ($M) $12 . 7 $12 . 8 Q 2 ' F Y 2 2 Q 2 ' F Y 2 3 ADJUSTED EBITDA ($M) Raised financial outlook for fiscal year 2023, representing double - digit growth for Revenue and Adjusted EBITDA Strengthened reputation as a well - respected caretaker of legacy assets: • Catalog acquisitions of Louis Prima and Voice of Beirut • Signed multiple publishing deals including KayGee of Naughty By Nature, Nick Lee and Brit Taylor Restated expectation to deploy $100+ million in strategic M&A in fiscal 2023 Adj. EBITDA year - over - year growth of 1% 23

Strong Growth Track Record & Forecast – Raised Fiscal Year Outlook ($ in millions) Prior Fiscal 2023 Outlook Current Fiscal 2023 Outlook Growth (at mid - point) REVENUE $116 - $121 $118 - $122 11% ADJUSTED EBITDA $44 - $47 $45 - $47 11% $63 $80 $108 $54 $66 $77 $9 $14 $31 FY2020 FY2021 FY2022 Publishing Recorded Music & Other REVENUE • Strength & Diversity of Catalog • Value Enhancement Success CORE DRIVERS • Strong Execution in Futures Business • Opportunistic, Accretive M&A

25 Note: Excludes the effect of any non - cash stock - based compensation expense related to the current option plan. $35 $47 $64 F Y 20 2 0 F Y 20 2 1 F Y 20 2 2 GROSS PROFIT $23 $32 $41 F Y 20 2 0 F Y 20 2 1 F Y 20 2 2 ADJUSTED EBITDA Improving Profitability $ M M $ M M

$32 $35 $40 F Y 20 2 0 F Y 20 2 1 F Y 20 2 2 $ M M ADJUSTED FREE CASH FLOW 1 1 Adjusted Free Cash Flow excludes cash flow used for acquisitions and signings (after de - SPAC) BALANCE SHEET METRICS as of 09 - 30 - 22 TOTAL DEBT: CASH: NET DEBT: CAPACITY: $278M $18M $259M $67M Solid Balance Sheet & Strong FCF Generator

$108 $41 38% $160 $68 43% R e ve nu e Adjusted EBITDA Adj. EBITDA Margin FY 2022A FY 2025E 14% CAGR • Assumes $100M annual reinvestments in the business (except FY2022, where a total of $224M was deployed) • Assumes reinvestments split into 75% M&A and 25% futures Strong Growth Outlook & Operating Leverage 27 18% CAGR

A pp e nd i x 28

Music Publishing 101 IP RIGHTS: • Songs owned by publisher or songwriter • Catalog = previously released songs • Futures = songwriters under active contract who are writing new songs PROTECTED ASPECT OF WORK: • Notes & lyrics RESPONSIBILITY OF PUBLISHER: Monetization & Exploitation • Catalog : identify high - quality legacy catalogs and acquire ownership interest in these catalogs • Futures : find songwriters to sign and develop, nurture their skills and pair them with likeminded collaborators ; may either have ownership interest in copyright or perform services under an administration agreement • Both : pitch songs for use in film, tv, advertising, videogames, and others ; license the right to use the song ; collect royalty fees for usage INCOME: • Royalty income paid on every version of the song typically split between publisher (NPS) and songwriter (writer’s share/royalties) KEY CASH FLOW METRICS Revenue / Gross Royalties ( - ) Writer Royalties = Net Publisher Share (NPS) ( - ) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances R e c oup m en t s Capex 29

Recorded Music 101 IP RIGHTS: • Collection of master recordings owned by a record label or performing artist PROTECTED ASPECT OF WORK: • Sound recording of a composition RESPONSIBILITY OF RECORD LABEL: Monetization & exploitation • Identify songs and work with producers and artists to create, market and promote recordings • Manufacture and distribute physical product • Pitch songs for use in film, TV, advertising, videogames and others; license the right to use the recording; collect royalty fees for usage • Typically owns master recording outright I NC OM E: • Royalty income paid only on specific recording of a song • Typically split between label (NLS) and performing artist (artist royalties) KEY CASH FLOW METRICS Revenue / Sales / Royalties ( - ) Artist Royalties ( - ) Manufacturing & Distribution Costs = Net Label Share (NLS) ( - ) Operating Expenses (Artist & Repertoire, Licensing, G&A, Talent Expense) = EBITDA Amortization Advances R e c oup m en t s Capex 30

RSVR Financial Model 101 INFRASTRUCTURE PROVIDES SUBSTANTIAL OPERATING LEVERAGE, ALLOWING US TO ACQUIRE THE GROSS PROFIT CONTRIBUTION OF ADDITIONAL CATALOGS WITHOUT INCREMENTAL EXPENSE 31 LESS: OpEx (A&R, Licensing, G&A, Talent Expense) EB I T DA MUSIC PUBLISHING RECORDED MUSIC REVENUE Revenue / Gross Royalties Revenue / Sales / Royalties COST OF REVENUE LESS: Writer Royalties LESS: Artist Royalties LESS: Manufacturing/Distribution Costs GROSS PROFIT Net Publisher Share (NPS) Net Label Share (NLS) OPERATING EXPENSES EBITDA

FISCAL YEAR END: March 31($ in M) 2019A 2020A 2021A 2022A Publishing Revenue $43 $53 $66 $77 Recorded & Other Revenue $2 $9 $14 $31 Total Revenue $45 $62 $80 $108 Percentage Growth YoY 40% 38% 29% 35% Net Publisher Share $24 $28 $37 $42 Net Label Share & Other $2 $7 $10 $22 Gross Profit $26 $35 $47 $64 Gross Margin 58% 56% 59% 59% Adj. EBITDA $19 $23 $32 $41 Adj. EBITDA Margin 32% 37% 40% 38% Note: Excludes the effect of any non - cash stock - based compensation expense related to the current option plan Income Statement Highlights 32

FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A 2022A Cash Flow Highlights Adj. EBITDA $15 $23 $32 $41 Recoupments 10 14 13 13 Interest, W/C Changes & Other (13) (5) (9) (14) Cash From Operating (Adj. FCF) $12 $32 $35 $40 Acquisitions (32) (108) (119) (197) Advances & Other (18) (22) (17) (28) Cash From Investing ($50) ($130) ($137) ($225) Balance Sheet Highlights Ending Cash $9 $58 $9 $18 Ending Debt 105 176 213 276 Net Debt $96 $118 $204 $258 Net Leverage 6.6 x 5.7 x 6.8 x 5.7 x Note: Advances moved from Operating to Investing cash flows for illustrative purposes 33 Cash Flow & Balance Sheet Highlights

Note: Excludes the effect of any non - cash stock - based compensation expense related to the current option plan FISCAL YEAR END: March 31 ($ in M) 2019A 2020A 2021A 2022A Net Income $ 3.8 $ 9.4 $ 9.3 $13.1 Adjustments Depreciation & Amortization 5.9 9.1 14.1 19.0 Income Tax Expense / (Benefit) 0.5 4.0 2.1 4.3 Interest Expense 6.2 5.8 9.0 10.9 EBITDA $ 16.4 $ 28.3 $ 34.5 $47.3 Operating Adjustments Gain on Debt Extinguishment 0.0 (10.6) 0.0 0.0 Benefit of Forgiven PPP Loan 0.0 0.0 (0.6) 0.0 Exchange (Gain) / Loss (0.8) 0.1 0.9 (0.3) Change in Fair Value of IR Swaps 2.8 5.6 (3.0) (8.6) Non - cash Share - based Compensation 0.0 0.0 0.1 2.9 Share of Earnings in Equity Affiliate (0.0) (0.0) 0.0 0.0 Adjusted EBITDA $ 18.3 $ 23.2 $ 31.9 $41.3 34 Consolidated EBITDA Reconciliation

IR Contacts Jackie Marcus or Alec Buchmelter Alpha IR Group R SV R @a l ph a - i r . c o m | 312 - 445 - 2870 35